UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 16, 2005

Date of earliest event reported: March 16, 2005

FULTON FINANCIAL CORPORATION

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	Commission File No.	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officers

On March 16, 2005, chairman and chief executive officer, Rufus A. Fulton, Jr., announced that he would retire, effective December 31, 2005. On March 15, 2005, the board of directors of Fulton appointed R. Scott Smith, Jr., currently the company’s president and chief operating officer, to succeed Fulton as chairman, president and chief executive officer, effective January 1, 2006. Mr. Fulton will remain on the board of directors of Fulton. Fulton issued a press release describing the transition which is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The information provided pursuant to item 5.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

By:	/s/ Charles J. Nugent
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

Date: March 16, 2005